Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Government & Agency Securities Portfolio and Treasury Portfolio, a series of Investors Cash Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 2, 2005                 /s/ Vincent J. Esposito
                                 --------------------------
                                 Vincent J. Esposito
                                 President
                                 Government & Agency Securities Portfolio and
                                 Treasury Portfolio, a series of Investors Cash
                                 Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group







Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Government & Agency Securities Portfolio and Treasury Portfolio, a series of Investors Cash Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 2, 2005                 /s/ Paul Schubert
                                 --------------------
                                 Paul Schubert
                                 Chief Financial Officer and Treasurer
                                 Government & Agency Securities Portfolio and
                                 Treasury Portfolio, a series of Investors Cash
                                 Trust